UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 24, 2024 (July 22, 2024)
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment and Restatement of Corporate Charter
On July 22, 2024, the Board of Directors unanimously approved amendments to the charter of First Horizon Corporation, changing the company's registered agent and removing provisions related to the company's Series D and Series G preferred stock. Series D preferred stock has been fully redeemed, and Series G preferred stock has been fully converted to common stock. The shares of preferred stock that previously were issued as Series D or Series G have reverted to authorized but unissued shares of preferred stock undesignated as to series, making obsolete those charter provisions which supported Series D and Series G. The Board further approved restating the charter document.
The amendments and restatement were effective upon filing with the Tennessee Secretary of State, which occurred on July 23, 2024.

ITEM 9.01.    Financial Statements and Exhibits
The following exhibits are filed herewith:

Exhibit #	Description
3.1	Amended and Restated Charter of First Horizon Corporation [2024]
104	Cover Page Interactive Data File, formatted in Inline XBRL

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

2	FORM 8-K CURRENT REPORT 7/22/2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

July 24, 2024	By:	/s/ Shannon M. Hernandez
Shannon M. Hernandez
Senior Vice President, Assistant General Counsel and Corporate Secretary

3	FORM 8-K CURRENT REPORT 7/22/2024